Exhibit 10.1

FIRST AMENDMENT TO SENIOR SECURED NOTE

This FIRST AMENDMENT TO SENIOR SECURED NOTE (this “First Amendment”) is dated February 16, 2026 (the “Execution Date”), with retroactive effect to January 26, 2026 (the “Effective Date”), by and among FlyExclusive Jet Share, LLC, a North Carolina limited liability company (the “Borrower”), flyExclusive, Inc., a Delaware corporation (“Parent”), and LGM Enterprises, LLC, a North Carolina limited liability company (“Holdings”), as guarantors (collectively in such capacity, Parent and Holdings are the “Parent Guarantors” and, together with the Borrower, the “Obligors”), ETG FE LLC, a Delaware limited liability company (“ETG”, as the “Initial Noteholder”, as a “Noteholder” and as the “Majority Noteholder”), Kroll Agency Services, Limited, a company incorporated under the laws of England and Wales, as administrative agent (in such capacity, the “Administrative Agent”), and Kroll Trustee Services, Limited, a company incorporated under the laws of England and Wales, as collateral agent (in such capacity, the “Collateral Agent” and, together with the Administrative Agent, each an “Agent” and collectively, the “Agents”).

RECITALS

A. Borrower, Parent Guarantors, the Agents, and the Initial Noteholder entered into a Senior Secured Note, dated January 26, 2024, in the initial principal amount of $25,773,195.88 (as amended, restated, supplemented, or otherwise modified from time to time, the “Senior Note”).

B. Borrower, Parent Guarantors and ETG desire to amend the Senior Note to, among other things, extend the Maturity Date from January 26, 2026 to January 26, 2028.

C. Section 15.12(a) of the Senior Note requires the written consent of the Obligors and the Majority Noteholders to amend the Senior Note.

D. Section 15.12(b)(ii) of the Senior Note requires the written consent of each Noteholder to extend the scheduled final maturity of any Secured Obligations owing to any Noteholder.

THE PARTIES HEREBY AGREE AS FOLLOWS:

1.
Definitions. Unless otherwise indicated herein, words and terms used herein (including in the preliminary statements and recitals hereof) which are defined in the Senior Note or other Note Documents shall have the same meanings where used therein.
2.
Amendments to Senior Note. In reliance on the representations, warranties, covenants and agreements contained in this First Amendment, the Senior Note is hereby amended as of the Effective Date as follows, subject to the satisfaction (or waiver in writing) of each of the conditions precedent set forth in Section 3 below:
2.1
The definition of Advance Amount set forth in Annex A of the Senior Note is amended and restated as set forth below:

“Advance Amount” means (a) on the initial Advance Date, $15,000,000 and (b) on the date immediately succeeding the initial Advance Date until the date immediately preceding the First Amendment Effective Date, such other amount not to exceed the amount on deposit in the Cash Escrow Account on the applicable Advance Date minus any amounts belonging to the Noteholders as set forth in Section 3.1. Any requested amount shall be in a minimum amount of $1,000,000 or a multiple thereof. From and after the First Amendment Effective Date, the Advance Amount available to Borrower is deemed to be $0.

2.2
The definition of Applicable Rate set forth in Annex A of the Senior Note is amended and restated as set forth below:

“Applicable Rate” means (a) from and after the Closing Date until the date immediately preceding the First Amendment Effective Date: a rate of (i) on any day on which, and with respect to any portion of, the Outstanding Principal Amount that is on deposit in the Cash Escrow Account, three percent (3.00%) per annum and (ii) on any day on which, and with respect to any portion of, the Outstanding Principal Amount that is withdrawn and released to the Borrower or otherwise not on deposit in the Cash Escrow Account, thirteen percent (13.00%) per annum; and (b) from and after the First Amendment Effective Date: a rate of (i) fifteen percent (15.00%) per annum for any period during which the Outstanding Principal Amount equals or exceeds $12,500,000 and (ii) thirteen percent (13.00%) per annum for any period during which the Outstanding Principal Amount is less than $12,500,000.

2.3
The definition of Maturity Date set forth in Annex A of the Senior Note is amended and restated as set forth below:

“Maturity Date” means January 26, 2028.

2.4
Section 3.2 of the Senior Note is amended and restated in its entirety as set forth below:

3.2 Prior Advances. The parties hereto acknowledge and agree that as of the First Amendment Effective Date after giving effect to any payments made prior to the effectiveness of the First Amendment, Borrower owes the Initial Noteholders (a) an Outstanding Principal Amount of Loans equal to $24,247,637.77 and accrued and unpaid interest equal to $0.00 and (b) Additional Reimbursable Obligations equal to $26,542.00. Upon the effectiveness of the First Amendment on the First Amendment Effective Date, such Additional Reimbursable Obligations shall be deemed to have been paid in kind and added to the Outstanding Principal Amount of Loans owing immediately prior to the effectiveness of the First Amendment such that the Outstanding Principal Amount of Loans on the First Amendment Effective Date shall equal $24,274,179.77.

2.5
Section 3.3 of the Senior Note is amended and restated in its entirety as set forth below:

3.3 Payment at Maturity. The aggregate Outstanding Principal Amount, all accrued and unpaid interest, and all other Secured Obligations, including accrued and unpaid fees and expenses, in each case payable under this Note shall be due and payable on the Maturity Date. No amount repaid or prepaid under this Note may be reborrowed.

2.6
Section 3.4 of the Senior Note is amended and restated in its entirety as set forth below:

3.4 Amortization. From and after the First Amendment Effective Date, the principal amount of the Loans shall be repaid in consecutive quarterly installments on the last day of each March, June, September, and December, commencing on June 30, 2026, in each case, in an amount equal to $2,400,000.

2.7
Section 3.5 of the Senior Note is amended and restated in its entirety as set forth below:

3.5 Voluntary Prepayments. The Borrower may voluntarily prepay the Secured Obligations in full or in part by providing ten (10) days’ prior written notice to the Administrative Agent and the Noteholders. Such amounts are to be distributed by the Administrative Agent to the Noteholders in accordance with Section 5.1. Any voluntary prepayment pursuant to this Section 3.5 shall be subject to a premium to be paid to the Administrative Agent (for the account of the Noteholders in accordance with their Pro Rata Shares) equal to (A) prior to the twelve (12) month anniversary of the Pre-Funding Date, the Make-Whole Fee set forth in Section 3.7 or (B) thereafter, the Outstanding Principal Amount of the Loans being prepaid multiplied by 3.00%. Partial prepayments shall be made in minimum amounts of $1,000,000 or a multiple of that amount. Any amounts prepaid pursuant to this Section 3.5 may not be reborrowed by the Borrower.

2.8
The Senior Note is amended by adding a new Section 3.8 as set forth below:

3.8 Back End Fee. On the earliest to occur of (a) Payment in Full, and (b) the entirety of the Outstanding Principal Amount becoming due and payable, whether on the Maturity Date, by acceleration or otherwise(the date of such occurrence, as used in this Section 3.8, the “Back End Date”), the Borrower shall pay to the Administrative Agent (for the account of the Noteholders in accordance with their Pro Rata Shares) a non-refundable back end fee in an amount equal to $386,597.94 (the “Back End Fee”). Such Back End Fee shall be fully earned as of the First

Amendment Effective Date and shall be due and payable in full in cash on the Back End Date.

2.9
Sections 7.1, 7.2, 7.3, 7.4, 7.5, and 7.6 of the Senior Note are deleted, and Section 7 is amended and restated in its entirety as set forth below:

7. No Further Obligation to Advance. Notwithstanding anything to the contrary in the Note Documents, Administrative Agent shall have no further obligation to release funds to Borrower or to Seller from and after the First Amendment Effective Date.

2.10
The lead-in to Section 8 of the Senior Note (without amending or otherwise modifying subsections 8.1 through 8.23 of the Senior Note) is amended and restated in its entirety as set forth below:

8. REPRESENTATIONS AND WARRANTIES OF THE OBLIGORS. Each Obligor hereby represents and warrants to the Noteholders on the date hereof, as of the Pre-Funding Date, as of each Advance Date (prior to the First Amendment Effective Date), and as of the First Amendment Effective Date (each such date, a “Representation Date”) as follows:

2.11
Annex A to the Senior Note is amended by adding the following terms in alphabetical order:

“Additional Reimbursable Obligations” means the amounts owing to the Initial Noteholders which are comprised of certain reimbursable expenses incurred by the Initial Noteholders pursuant to Section 15.2 on or prior to the First Amendment Effective Date.

“Back End Date” has the meaning set forth in Section 3.8.

“Back End Fee” has the meaning set forth in Section 3.8.

“First Amendment” means that certain First Amendment to Senior Secured Note dated as of the February 16, 2026 with retroactive effect as of the First Amendment Effective Date, by and among Obligors, Noteholders, and Agents.

“First Amendment Effective Date” means January 26, 2026.

3.
Conditions Precedent. This First Amendment shall become effective on the Execution Date; provided that the amendments set forth in Section 2 shall have retroactive effect as of the Effective Date; provided further that each of the following conditions precedent shall have been satisfied (or waived in writing):

3.1
First Amendment. The Noteholders shall have received counterparts of this First Amendment duly executed and delivered by the Obligors and the Noteholders on the date hereof.
3.2
Annual Budget. The Noteholders shall have received an annual budget for the fiscal year ending December 31, 2026 in form and substance reasonably satisfactory to the Initial Noteholder.
3.3
Collateral and Security Requirements. The Noteholders shall have received satisfactory evidence that the Obligors are in compliance with all collateral and security requirements under the Note and the other Note Documents.
3.4
Absence of Defaults. No Default or Event of Default shall have occurred that is continuing after giving effect to this First Amendment.
3.5
Costs and Expenses. The Initial Noteholder shall have received reimbursement or payment of its costs and expenses incurred in connection with this First Amendment and the Senior Note (including reasonable fees, charges and disbursements of counsel to the Initial Noteholder, except for the Additional Reimbursable Obligations directly paid by the Initial Noteholder and added to the Outstanding Principal Amount pursuant to Section 3.2 of the Senior Note as amended by Section 2.4 of this First Amendment).
3.6
Prior Principal and Interest Payments. The Noteholders shall have received payment in cash of all principal and interest (including, but not limited to, any accrued interest at the Default Rate, if applicable) currently due and payable under the Senior Note prior to giving effect to this First Amendment.
3.7
Other Documentation. The Initial Noteholder shall have received such other documents as the Initial Noteholder or counsel to the Initial Noteholder or Agents may reasonably request.
4.
Representations and Warranties. The Obligors hereby confirm that all of the representations and warranties set forth in the Note are true and correct in all material respects (without duplication of any materiality qualifier in the text of such representation or warranty) except to the extent that any such representation or warranty relates to a specific date in which case such representation or warranty shall be true and correct as of such earlier date. The Obligors acknowledge and agree that this First Amendment constitutes the legal, valid and binding obligation of the Obligors, and is enforceable against the Obligors in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or other similar laws relating to the enforcement of creditors’ rights generally and by general equitable principles.
5.
Affirmation. Except as specifically amended, modified or waived pursuant to the terms hereof, the Obligors hereby acknowledge and agree that the Note and all other Note Documents (and all covenants, terms, conditions and agreements therein) shall remain in full force and effect, and are hereby ratified and confirmed in all respects by the Obligors. Each Obligor hereby reaffirms the Liens securing the Secured Obligations until the Secured Obligations have been paid in full, and agrees that the amendments and modifications contained herein shall not in any manner adversely affect or impair the Secured Obligations or the Liens securing payment and performance thereof.
6.
Due Authorization. The execution, delivery, and performance of this First Amendment have been duly authorized by all necessary action on part of each Obligor.
7.
Successors and Assigns. The terms and conditions of this First Amendment shall inure to the benefit of and be binding upon the respective successors and assigns of the parties.
8.
Governing Law. This First Amendment shall be governed by and construed under the laws of the State of New York, regardless of the laws that might otherwise govern under applicable principles of conflicts of law.
9.
Headings. Section headings in this First Amendment are included for convenience of reference only and shall not constitute a part of this First Amendment for any other purpose.
10.
Counterparts; Electronic Signature. This consent may be executed in any number of counterparts and may be delivered via electronic mail (including .pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g. www.docusign.com) or other transmission method, and any counterpart so delivered will be deemed to have been duly and validly delivered and be valid and effective for all purposes, each of which will be deemed an original, and all of which together will constitute one instrument.
11.
No Novation. This First Amendment is not intended by the parties to be, and shall not be construed to be, a novation of the Note and the other Note Documents or an accord and satisfaction in regard thereto.
12.
Severability. In case any one or more of the provisions contained in this First Amendment shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision hereof, and this First Amendment shall be construed as if such invalid, illegal, or unenforceable provision had never been contained herein.
13.
Entire Agreement. This First Amendment and the other Note Documents constitute the entire agreement and understanding among the parties hereto and thereto relating to the subject matter hereof and thereof. The Note Documents, as modified by this Amendment, continue to evidence the agreement of the parties with respect to the subject matter thereof. No failure or delay on the part of Agents of Noteholders in exercising, and no course of dealing with respect to, any right, power or privilege under this Amendment, the Note, or the other Note Documents, shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under this Amendment, the Note, or the Note Documents preclude any other or further exercise thereof or the exercise of any other right, power or privilege. Any such waiver, if granted, shall be express, and no such waiver shall be implied.
14.
Note Document. Each Obligor acknowledges and agrees that this First Amendment is a Note Document.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties have executed this First Amendment as of the Execution Date.

BORROWER: FLYEXCLUSIVE JET SHARE, LLC

(and as an Obligor)

By: /s/ Thomas James Segrave, Jr.
Thomas James Segrave, Jr., Sole Manager

PARENT GUARANTOR: FLYEXCLUSIVE, INC.

(and as an Obligor)

By: /s/ Thomas James Segrave, Jr.
Thomas James Segrave, Jr., Chief Executive Officer

PARENT GUARANTOR: LGM ENTERPRISES, LLC

(as an Obligor)

By: /s/ Thomas James Segrave, Jr.
Thomas James Segrave, Jr., Sole Manager

SOLE NOTEHOLDER: ETG FE LLC

By: EnTrust Global Partners LLC, as its manager

By: /s/ Matthew Lux

Matthew Lux, Senior Managing Director & General Counsel

Signature Page to First Amendment to Senior Secured Note

Acknowledged and accepted as of the date first written above:

ADMINISTRATIVE AGENT: KROLL AGENCY SERVICES, LIMITED

By: /s/ Aiza Wing________________

Aiza Wing, Authorised Signatory

COLLATERAL AGENT: KROLL TRUSTEE SERVICES, LIMITED

By: /s/ Aiza Wing __

Aiza Wing, Authorised Signatory

Signature Page to First Amendment to Senior Secured Note